UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CTS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CTS CORPORATION ATTN: SCOTT D’ANGELO 4925 INDIANA AVENUE LISLE, IL 60532 D97956-P81615

You invested in CTS CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting them prior to April 27, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* May 11, 2023 9:30 a.m. Central Time
Point your camera here and
vote without entering a
control number
Hotel Arista 2139 City Gate Lane Naperville, Illinois 60563

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming Annual Meeting. Please follow the instructions on

the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	D. M. Costello	For

1b.	W. S. Johnson	For

1c.	K. M. O’Sullivan	For

1d.	R. A. Profusek	For

1e.	R. Stone	For

1f.	A. G. Zulueta	For

2.	Approval, on an advisory basis, of the compensation of CTS’ named executive officers.	For

3.	Approval, on an advisory basis, of the frequency of future advisory votes regarding the compensation of CTS’ named executive officers.	Year

4.	Ratification of the appointment of Grant Thornton LLP as CTS’ independent auditor for 2023.	For

5.	A shareholder proposal to subject termination pay to shareholder approval.	Against

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

D97957-P81615